                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): May 5, 2004


                       APPLIED DIGITAL SOLUTIONS, INC.
           (Exact name of registrant as specified in its charter)

            MISSOURI                   000-26020              43-1641533
            --------                   ---------              ----------
        (State or other          (Commission File No.)       (IRS Employer
        jurisdiction of                                    Identification No.)
        incorporation)

                        400 ROYAL PALM WAY, SUITE 410
                          PALM BEACH, FLORIDA 33480
                  (Address of principal executive offices)

                                561-805-8000
            (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

The following exhibit is furnished as part of this Current Report on Form
8-K:

         (99.1)            Press Release dated May 5, 2004.



ITEM 9.  REGULATION FD DISCLOSURE

On May 5, 2004, Applied Digital Solutions, Inc. issued a press release disclosing its financial results for the three-months ended March 31, 2004, which is set forth as Exhibit 99.1 to this Current Report. The information contained in this report on Form 8-K is being furnished pursuant to Item 12 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       APPLIED DIGITAL SOLUTIONS, INC.


                       By:  /s/ Evan C. McKeown
                          -------------------------------
                       Name:  Evan C. McKeown
                       Title: Senior Vice President and Chief Financial Officer


Dated: May 7, 2004

                              INDEX TO EXHIBITS

Exhibit Number          Description
--------------          -----------

    99.1                Copy of Press Release dated May 5, 2004.